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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Wells Fargo & Company                          Wells Fargo Capital IV
-------------------------------              ---------------------------------
 (Exact name of Registrant                      (Exact name of Registrant
as specified in its charter)                    as specified in its charter)

        Delaware                                         Delaware
-------------------------------              ---------------------------------
  (State of incorporation                        (State of incorporation
     or organization)                                or organization)

        41-0449260                                     41-6492582
-------------------------------              ---------------------------------
    (I.R.S. Employer                                 (I.R.S. Employer
   Identification No.)                              Identification No.)

                                                    Wells Fargo Center
                                                      MAC #N9305-173
     420 Montgomery Street                           Sixth & Marquette
San Francisco, California 94163                 Minneapolis, Minnesota 55479
-------------------------------              ---------------------------------
 (Address, including zip code,                  (Address, including zip code,
of principal executive offices)                 of principal executive offices)

         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective upon filing pursuant to General Instruction A.(c), check the following box. [X]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [_]

         Securities Act registration statement file number to which this form relates: 333-67120
        -----------

        Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                    Name of each exchange on
         to be so registered:             which each class is to be registered:
         -------------------              ------------------------------------

         7.0% Capital Securities of Wells
         Fargo Capital IV (and the            NEW YORK STOCK EXCHANGE
         Guarantee with respect thereto)


        Securities to be registered pursuant to Section 12(g) of the Act:

                                      None.
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The securities to be registered hereby are (i) 7.0% Capital
Securities (the "Capital Securities"), of Wells Fargo Capital IV, a Delaware statutory business trust (the "Trust") and (ii) a Guarantee with respect thereto (the "Guarantee") by Wells Fargo & Company (the "Company"). The Capital Securities represent undivided beneficial interests in the assets of the Trust and are guaranteed by the Company, to the extent set forth in the form of the Guarantee Agreement by the Company. The form of Guarantee is incorporated by reference to Exhibit 4(oo) to the Registration Statement on Form S-3 (Registration No. 333-67120) filed with the Securities and Exchange Commission (the "Commission") on August 8, 2001, as amended by Amendment No. 1 thereto filed with the Commission on August 15, 2001 (such Registration Statement, as amended, the "1933 Registration Statement"). For a description of the Capital Securities and the Guarantee covered by this Registration Statement, see the descriptions under the captions "Description of Junior Subordinated Debt Securities", "Description of Trust Preferred Securities" and "Description of Guarantees" in the Prospectus included in the 1933 Registration Statement as declared effective by the Commission on August 17, 2001. The prospectus relating to the Capital Securities contained in the 1933 Registration Statement is incorporated herein by reference. The final terms of the Capital Securities are included in a prospectus supplement, which will be filed by the Registrants pursuant to Rule 424(b) under the Securities Act of 1933, as amended, and which is incorporated by reference into this Registration Statement.

ITEM 2.  EXHIBITS.

              1. Certificate of Trust of Wells Fargo Capital IV dated August 7, 2001 (incorporated by reference to Exhibit 4(kk) to the 1933 Registration Statement).

              2. Declaration of Trust and Trust Agreement of Wells Fargo Capital IV dated August 7, 2001 (incorporated by reference to
                  Exhibit 4(ll) to the 1933 Registration Statement).

              3. Form of Amended and Restated Declaration of Trust and Trust Agreement of Wells Fargo Capital IV (incorporated by reference to Exhibit 4(mm) to the 1933 Registration Statement).

              4.  Form of Capital Certificate (incorporated by reference to
                  Exhibit 4(nn) to the 1933 Registration Statement, which is included as part of Exhibit 4(mm) to the 1933 Registration Statement).

              5. Form of Junior Subordinated Indenture (incorporated by reference to Exhibit 4(w) to the 1933 Registration Statement).

              6.  Form of Guarantee Agreement (incorporated by reference to
                  Exhibit 4(oo) to the 1933 Registration Statement).

              7.  Form of Junior Subordinated Note (incorporated by reference to
                  Exhibit 4(aa) to the 1933 Registration Statement).

              8.  1933 Registration Statement.

                                      -2-
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                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                      WELLS FARGO & COMPANY


Dated: August 23, 2001                By   /s/ Barbara S. Brett
                                         -------------------------------------
                                           Barbara S. Brett
                                           Assistant Treasurer


                                      WELLS FARGO CAPITAL IV

                                      By:  Wells Fargo & Company, as Depositor

                                      By:  /s/ Barbara S. Brett
                                         -------------------------------------
                                           Barbara S. Brett
                                           Assistant Treasurer

                                      -3-
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                                 EXHIBIT INDEX


              1. Certificate of Trust of Wells Fargo Capital IV dated August 7, 2001 (incorporated by reference to Exhibit 4(kk) to the 1933 Registration Statement).

              2. Declaration of Trust and Trust Agreement of Wells Fargo Capital IV dated August 7, 2001 (incorporated by reference to
                  Exhibit 4(ll) to the 1933 Registration Statement).

              3. Form of Amended and Restated Declaration of Trust and Trust Agreement of Wells Fargo Capital IV (incorporated by reference to Exhibit 4(mm) to the 1933 Registration Statement).

              4.  Form of Capital Certificate (incorporated by reference to
                  Exhibit 4(nn) to the 1933 Registration Statement, which is included as part of Exhibit 4(mm) to the 1933 Registration Statement).

              5. Form of Junior Subordinated Indenture (incorporated by reference to Exhibit 4(w) to the 1933 Registration Statement).

              6.  Form of Guarantee Agreement (incorporated by reference to
                  Exhibit 4(oo) to the 1933 Registration Statement).

              7.  Form of Junior Subordinated Note (incorporated by reference to
                  Exhibit 4(aa) to the 1933 Registration Statement).

              8.  1933 Registration Statement.